LEASE

THIS LEASE made as of the 29th day of March, 1999
PURSUANT TO THE SHORT FORMS OF LEASES ACT

BETWEEN:

                      AIRPORT CORPORATE CENTRE OFFICE PARK INC.

                      the "Landlord")
                                                               OF THE FIRST PART
AND:

                      CERTICOM CORP.

                      (the "Tenant")

                                                              OF THE SECOND PART

Articles. For convenience of reference this Lease has been divided into the following Articles:

         Article I     - Definitions
         Article II    - Lease Term and Payments
         Article III   - Landlord and Tenant Covenants
         Article IV    - Repair and Damage
         Article V     - Taxes and Operating Costs
         Article VI    - Utilities and Additional Services
         Article VII   - Assigning and Subletting
         Article VIII  - Fixtures and Improvements
         Article IX    - Insurance and Liability
         Article X     - Subordination, Attornment and Certificates
         Article XI    - Events of Default and Remedies
         Article XII   - Miscellaneous
         Article XIII  - Other Provisions

List of Schedules. The following schedules form an integral part of this Lease:

         Schedule "A"   - Legal Description of Lands
         Schedule "B"  - Leased Premises
         Schedule "C"  - Rules and Regulations
         Schedule "D"  - Building Specifications
         Schedule "E"  - Development Schedule
         Schedule "F"  - Site Plan
         Schedule "G"  - Exclusions from Operating Costs

ARTICLE 1.00 - Definitions

1.1 Definitions. In this Lease the following defined terms shall have the meanings set forth below.

       "Additional Rent" means Operating Costs under Section 5.5, Taxes under 5.3, Electricity under 6.2, and insurance under Article IX and all other charges, costs and expenses required to be paid by the Tenant under the terms of this Lease (other than Base Rental) whether payable to the Landlord or not.

       "Additional Services" means the services and supervision supplied by the Landlord to the Leased Premises and Common Area Facilities and referred to


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                                       -2-

       herein or in any other provision hereof as Additional Services and any other services which from time to time the Landlord supplies to the Tenant at the Tenant's written request or as the Landlord deems necessary, acting reasonably, and which are additional to the janitor and cleaning and other services typically supplied in a first class office building, supervision in connection with the making of any repairs or alterations by the Tenant affecting the Base Building, building systems or Leasehold Improvements.

       "Attic Stock" means spare fan, pump and cooling tower motors, base Building light fixtures, fuses, etc.

       "Base Rental" means the Base Rental payable by the Tenant in accordance with Section 2.3.

       "Building" means the building municipally known as 5520 explorer Drive on plan attached hereto as Schedule "F", and fronting on Explorer Drive in the City of Mississauga, Regional Municipality of Peel.

       "Capital Tax" is an amount presently or hereafter imposed from time to time pursuant to Part III of the Corporations Tax Act (Ontario) (the "Act") upon the Landlord or the owner of the Building and Lands and payable by the Landlord on account of its interest in the Building and the Lands or any part thereof, or its interest in or capital employed in the Building and the Lands, as the case may be.

       "Commencement Date" means December 15th, 1999, subject to Section 2.3 hereof.

       "Common   Area   Facilities"   means   all   facilities,    improvements,
       installations, utilities and equipment located in the Building or the Lands immediately surrounding the Building.

       "Common Areas" means those areas, facilities, utilities, improvements, equipment and installations comprising the Lands and Building and which are not leased or designated for lease to tenants but are provided to be used in common by (or by the sublessees, agents, employees, customers or licensees of) the Landlord, the Tenant, and other tenants of the Building and other buildings on the Lands, whether or not the same are open to the general public or a specific tenant of the Building, and include, but are not limited to, parking areas and all vestibules for and entrances and exits thereto; driveways, truckways and related areas; corridors and underground or above ground tunnels or passageways; stairways, escalators, ramps, and elevators and other transportation equipment and systems; tenant, common and public washrooms; telephone, meter, valve, mechanical, mail, storage, service and janitor rooms; fire prevention, security and communication systems, any fixtures, chattels, systems, decor, signs, facilities, or landscaping and planted areas contained therein or maintained or used in connection therewith.

       "Cost of Additional Services" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the proportionate cost of all direct labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision without duplication or profit and other expenses reasonably allocated thereto.

       "Insured Damage" means that part of any damage occurring to the Leased Premises of which the entire cost of repair is actually recovered by the Landlord (less any deductibles payable in respect thereof) under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord, or for


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                                      -3-


       which the Landlord has self-insured under Section 9.1 herein, less any deductibles payable in respect thereof.

       "Land" means those lands described in Schedule "A" attached hereto.

       "Lease" means this Lease between the Landlord and the Tenant, and all amendments hereto.

       "Leasehold Improvements" means all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant or by or on behalf of any other previous occupant in the Leased Premises (including the Landlord) with the exception of trade fixtures, furniture and equipment, (not of the nature of fixtures), modular office furniture systems, improvements of a cosmetic nature such as rugs (but not broadloom), decorations and other improvements moveable without the use of tools, but Leasehold Improvements include all office partitions however affixed and includes wall-to-wall and other carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage.

       "Leased Premises" means approximately 25,000 square feet of Rentable Area on the fourth floor of the Building as outlined in red on the plans attached as Schedule "B", in accordance with current BOMA standards.

       "Normal Business Hours" means the hours of 7:00 a.m. to 7:00 p.m. Monday to Friday, except public holidays.

       "Operating Costs" means the total, without duplication, of all reasonable expenses, reasonable costs, and reasonable outlays incurred in the complete maintenance, repair and operation of the Building and Common Area Facilities, whether incurred by or on behalf of the Landlord.

       (i) Operating Costs shall include without limiting the generality of the foregoing but without duplication (but subject to certain deductions as hereinafter provided), for the following expenses, costs and outlays, but only to the extent that same are reasonable having regard to the nature of the project: the cost of providing complete cleaning and janitorial services, the cost of building supplies used in the maintenance of the Building, Attic Stock, supervisory (if any) and maintenance services, exterior landscaping, snow removal, garbage and waste collection and disposal, rental of equipment and signs, janitorial services to the Common Areas of the Building, the cost of operating elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), and the replacement of electric light bulb tubes, starters and ballasts, telephone and other utilities and services to both rentable and non-rentable areas, the cost of all repairs including repairs to the Building or services in the Building or Common Area Facilities including elevators, depreciation on the central HVAC systems distribution plant and associated equipment, depreciation on all fixtures, equipment and facilities requiring periodic maintenance or substantial replacement, the cost of window cleaning, and providing security (if any), the cost of all insurance for liability or fire or other casualties referred to in Article 9.1, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to tenants and audit charges required to be incurred for the conclusive determination of any costs hereunder, legal fees, the amount of all salaries (only to the extent that such salaries or a proportion thereof, relate directly to the Building), wages and fringe benefits, unemployment and workers compensation insurance premiums, pension plan contributions and other similar premiums and


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                                      -4-


              contributions paid or provided to employees directly or a reasonable proportion thereof engaged in the maintenance, repair or operation of the Building, amounts paid to independent contractors for any services in connection with such maintenance, repair or operation, the cost of management fees (but not exceeding fifteen percent (15%) of operating costs), and other indirect expenses to the extent allocable to the maintenance, repair and operation of the Building and Common Area Facilities and all other expense of every nature incurred in connection with the maintenance, repair and operation of the Building and Common Area Facilities; and

       (ii) the costs of any of the items cited in paragraph (i) above that vary with the level of occupancy of the Building (such as but not limited to cleaning and janitorial costs, garbage and waste collection and the cost of utilities) shall be adjusted and included in the Operating Costs as if the Building were 100% occupied (hereinafter referred to as "Gross Up"). This Gross Up is for the sole purpose of equitably dividing the cost of such items among the tenant(s) actually occupying the Building and is to ensure that: (a) this Lease is on an absolutely net net basis to the Landlord; and (b) the Landlord is not subsidizing any tenant in the Building for costs that would otherwise be paid in full by the tenant if the Building was in fact 100% occupied. For further clarity the Landlord shall not profit from the terms of this paragraph and any Gross Up shall be net revenue neutral with respect to cost recovery to the Landlord; and

       (iii) Operating Costs shall exclude debt service, and all management costs not allocable to the actual maintenance, repair and operation of the Building (such as that incurred in connection with leasing and rental advertising) and shall exclude those amounts noted on Schedule "G" hereto.

       "Property" means the Land and Building.

       "Proportionate Share" shall mean the fraction which has as its numerator the Rentable Area of the Leased Premises and has as its denominator the total Rentable Area of the Building, whether leased or not. The total Rentable Area of the Leased Premises shall be adjusted from time to time, as may be reasonably necessary, to give effect to any structural or functional changes affecting the calculation of total Rentable Areas.

       "Rent" means Base Rental and Additional Rent.

       "Rentable Area" in this Lease means:

       (i) in the case of a single tenancy on a whole floor of the Building, all areas within the inside finished surface of the dominant portion of the permanent outer Building walls and shall be computed by measuring the inside finished surface of the dominant portion of the permanent outer Building walls and shall include Service Areas and any special stairs and/or elevators for the specific sole use of that floor, but excluding stairs, elevator shafts, flues, pipe shafts and vertical ducts and the like and their enclosing walls (the "Vertical Openings"), with no deductions for columns or projections necessary to the Building plus a gross-up factor for ground floor services in common with other tenants, including, but not limited to vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building; and

       (ii) in the case of a floor of the Building to be occupied by more than one tenant,


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                                      -5-


              all areas from the inside finished surface of the dominant portion of the permanent outer Building walls to the Tenant's side of corridors and/or other permanent interior walls and to the centre of demising partitions which separate the area occupied from adjoining rentable premises, herein referred to as the "Usable Area", plus a gross-up factor for the Service Areas on the floor in common with other tenants on the same floor, including, but not limited to, corridors, elevator lobbies, mechanical, electrical, telephone and janitor's rooms exclusively serving the floor, such factor to be based upon a ratio which the Service Areas of the floor bear to the sum of the Usable Area of the floor, plus an additional gross-up factor for ground floor services in common with other tenants, including, but not limited to, vestibules, corridors, elevator lobbies, mechanical, electrical, telephone, mail, garbage and janitor's rooms, such factor to be based upon a ratio which the ground floor Service Areas of the Building bears to the gross floor area, less Vertical Openings of the Building.

       "Rules and Regulations" means the rules and regulations attached as Schedule "C".

       "Service Areas" shall mean the area of corridors, elevator, lobbies, service elevator lobbies, washrooms, air-cooling rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Leased Premises in common with other premises on the same floor.

       "Taxes" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against the Building, Common Areas or Common Area Facilities or upon the Landlord in respect thereof including Capital Tax and commercial concentration tax, or from time to time levied, imposed or assessed in the future in lieu thereof, or in addition thereto, whether now contemplated or not, and those levied, imposed or assessed for education, schools and local improvements and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments), incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or upon the Landlord in respect thereof, and shall also include any and all taxes which may in future be levied in lieu of taxes as hereinbefore defined, and also including Large Corporations Tax or any similar or successor tax in lieu thereof or in addition thereto assessed upon the Landlord.

       "Term" means the term of the Lease stipulated in paragraph 2.2.

       "Utilities" means electricity as described in Article 6.2, natural gas and any other utility required in the operation of the Building.

ARTICLE 2.00 - LEASE TERM AND PAYMENTS

2.1 Demise. In consideration of the rents, covenants and agreements hereinafter reserved and contained, the Landlord hereby leases to the Tenant, for the exclusive use of the Tenant, the Leased Premises for the Term.

2.2 Term. The Lease shall have a term of ten (10) years commencing on the Commencement Date and ending on the date ten (10) years thereafter, unless such term shall be sooner terminated as hereinafter provided and subject to the Tenant's right to extend the Term as provided in Section
       13.4 hereof.


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                                       -6-


2.3 Base Rental. THE TENANT SHALL PAY yearly and every year during the first five (5) years of the within Term the sum of $350,000.00 of lawful money of Canada in twelve (12) equal monthly installments of $29,166.67, in advance, the first of such instalment to become due and payable on the Commencement Date (the "Base Rental").

       THE TENANT SHALL PAY yearly and every year during the last five (5) years of the within Term the sum of $400,000.00 of lawful money of Canada in twelve (12) equal monthly installments of $33,333.33, in advance, the first of such instalment to become due and payable on the first day of the sixth (6th) year following the Commencement Date (the "Base Rental").

       The aforesaid annual Base Rental is calculated on the basis of the Rentable Area of the Leased Premises being 25,000 square feet at a yearly rate of $14.00 for each square foot of Rentable Area during the first five (5) years of the within Term and at a yearly rate of $16.00 for each square foot of Rentable Area during the last five (5) years of the within Term.

       The Landlord shall deliver to the Tenant a certificate from an architect certifying the area of the Leased Premises in accordance with current BOMA Standards.

       IF THE TERM COMMENCES on any day other than the first day of a month or ends on any day other than the last day of the month, the Base Rental and additional rental for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata. All Base Rental payments shall be payable on the first of each month.

       If the Leased Premises are completed by the Landlord prior to the Commencement Date, the Tenant shall be entitled to occupy the Leased Premises prior to the Commencement Date for purposes of readying the Leased Premises for the Tenant's use. During such pre-term occupancy, the Tenant will only be responsible for paying for utilities consumed in the Leased Premises. However, it is agreed and understood that the Landlord is not representing that it will complete the Leased Premises prior to the Commencement Date.

       If for any reason the Landlord is delayed in delivering or is unable to give possession of the Leased Premises to the Tenant in the condition required pursuant to the terms of this Lease on or before the Commencement Date then the Tenant shall, subject to its right to terminate as hereinafter set out, take possession on the date when the Landlord delivers possession to the Tenant in the condition required pursuant to the terms of this Lease and the Commencement Date shall be redefined as such date. Notwithstanding the foregoing, if the Landlord is unable to deliver possession of the Leased Premises in substantially completed condition to the Tenant in the condition required pursuant to the terms of this Lease by a date which is six (6) months subsequent to the 15th of December, 1999, then within 3 days of such date the Tenant shall have the option in its sole discretion to declare this Lease null and void and the parties shall have no further obligation to one another. If the Tenant does not deliver such notice in writing to the Landlord within 3 days of such date, then the Tenant shall have no further right to terminate this Lease and the Commencement Date shall mean that date when the Landlord actually delivers possession of the Leased Premises to the Tenant in the condition required pursuant to the terms of this Lease.

2.4    Prepaid Rent. Deleted intentionally.

2.5    Security Deposit. Deleted intentionally.

2.6    Post-Dated Cheques

       The Tenant shall deliver to the Landlord, prior to the Tenant taking possession of the Premises, twelve (12) post-dated cheques each in the amount equal to the monthly Base Rental plus the Additional Rent payments required under this Lease.


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                                       -7-


       One month prior to the first and subsequent anniversaries of the Lease, the Tenant agrees to deliver twelve (12) post-dated cheques to the Landlord.

       Notwithstanding this provision, the Tenant shall not be obligated to provide postdated cheques unless it is habitually late in making payments pursuant to this Lease, which shall mean three (3) late payments in any twelve (12) month period.

ARTICLE 3.00 - LANDLORD AND TENANT COVENANTS

3.1    Landlord Covenants.        The Landlord covenants with the Tenant:


       (a)    Quiet Enjoyment. To provide for quiet enjoyment.

       (b) Interior Climate Control and Utilities. To provide to the Leased Premises during Normal Business Hours, necessary utilities for the use of the Leased Premises by the Tenant and processed air by means of a system for heating and cooling, filtering and circulating, processed in such quantities, and at such temperatures as shall be reasonable in accordance with good standards of interior climate control generally pertaining to normal occupancy of premises for office purposes. The Landlord shall have no responsibility for inadequacy of the performance of the said system if the Leased Premises depart from the design criteria.

       (c) Elevators. Subject to the supervision of the Landlord and except when repairs are being made thereto, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto reasonable standards of passenger elevator service to the Leased Premises. The Tenant shall be responsible for any damages caused to the elevator as a result of taking possession or giving up possession of the Leased Premises and shall pay such costs forthwith upon demand as Additional Rent.

       (d) Entrances, Lobbies, Etc.. To permit the Tenant and its employees and invitees to have the use in common with others entitled thereto of the Common Areas, Common Area Facilities, common entrances, lobbies, stairways, elevators and corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations and such other reasonable limitations as the Landlord may from time to time impose).

       (e) Washrooms. To permit the Tenant and its employees and invitees, in common with others entitled thereto to use the washrooms available to the Leased Premises on each floor of the Building upon which any part of the Leased Premises is located.

       (f) Janitor Service. To cause when reasonably necessary from time to time the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted, all in keeping with a first-class office building, such work shall be done at the Landlord's direction without interference by the Tenant, its servants or employees.

        (g) Maintenance of Common Areas. To cause the Common Areas, Common Area Facilities, elevators, common entrances, lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained substantially in keeping with a first-class office building.

3.2    Tenant Covenants. The Tenant covenants with the Landlord:

       (a)    Rent. To pay Base Rental and Additional Rent.


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                                       -8-


       (b) Permitted Use. To use the Leased Premises only for the purpose of general business offices and any other uses allowed pursuant to applicable by-laws if approved by the Landlord acting reasonably and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business.

       (c) Waste and Nuisance. Not to commit or permit any waste, damage or injury to the Leased Premises including the Leasehold Improvements and trade fixtures therein, reasonable wear and tear excluded, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing unreasonable annoyance to other tenants and occupants of the Building.

       (d) Condition. Not to permit the Leased Premises to become hazardous or permit unreasonable quantities of waste or refuse to accumulate therein and at the end of each business day to leave the Leased Premises in a condition such as to reasonably facilitate the performance of the Landlord's janitor and cleaning services referred to herein.

       (a) By-Laws. To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statutes, laws, by-laws, regulations, ordinances, orders or regulations pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein.

       (f) Fire Exit Doors. To permit the installation by the Landlord of all doors in the exterior wall of the Leased Premises necessary to comply with the requirements of any statute, law, by-law, regulation, ordinance, order or regulation.

       (g) Rules and Regulations. To observe and to cause its employees, invitees and others over whom the Tenant can reasonably be expected to exercise control, the Rules and Regulations and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord and notified to the Tenant.

       (h)    Overholding.  That  in  the  event  that  the  Tenant  remains  in possession of the Leased Premises after the termination of the original Term hereby created, without other special agreement, it shall be at the monthly Base Rental equal to the Base Rental and Additional Rent payable during the last month of the Term hereof, times two, payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Base Rental and Additional Rent in monthly installments.

 3.3 Signs and Directory. Subject to Section 13.8, the Tenant covenants not to permit, paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of an identification sign at or near the entrance to the Leased Premises and a directory listing in the main lobby of the Building, in each case containing only the name of the Tenant and to be subject to the approval of the Landlord as to size, location, content and design criteria as established by the Landlord, acting reasonably. Such identification sign and directory listing shall be installed by the Landlord at the expense of the Tenant, which expense shall be the invoice cost plus 15% for an administration fee. The Landlord's acceptance of any name for listing upon the directory will not be deemed, nor will it substitute for the Landlord's consent if required by this Lease to any sublease, assignment or other occupancy of the Leased Premises.

3.4 Inspection and Access. The Landlord shall be permitted to enter and to have its authorized agents, employees and contractors enter the Leased Premises, for the purpose of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Building, or to have access to utilities and services and access panels which the Tenant agrees not to obstruct, or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes and shall not be entitled to compensation for any inconvenience, nuisance, discomfort or loss caused thereby, but the Landlord, in exercising its rights hereunder, shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

3.5 Exhibiting Premises. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises during the last six (6) months of the term for the purpose of exhibiting them to prospective tenants or at any time for the purposes of arranging financing for the Building, in each case, however, the Landlord shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

3.6    Landlord's  Control.   The  Tenant  acknowledges  that  the  Common  Area
       Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

3.7 Financial Statements. The Tenant will, at the request of the Landlord, supply copies of his financial statements to the Landlord or to the mortgagees, if any, on the said lands or a prospective mortgagee. The Landlord acknowledges that the only financial statements to be delivered are those which are public.


ARTICLE 4.00 - REPAIR AND DAMAGE

4.1    Tenant's Repairs. The Tenant covenants with the Landlord:

       (a) to keep the Leased Premises in good and reasonable state of repair and consistent with the general standards of first-class office buildings in Metropolitan Toronto, to perform all repairs and replacements as a prudent tenant would do (reasonable wear and tear excepted) to the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein;

       (b) that the Landlord may enter and view the state of repair from time to time and that the Tenant will repair if required to do so pursuant to the terms of this Lease, according to notice in writing and that the Tenant will leave the Leased Premises in a good and reasonable state of repair; and

       (c) that if any part of the Building other than the Leased Premises becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be the responsibility of the Tenant.

4.2 Abatement and Termination. It is agreed between the Landlord and the Tenant that:

       (a) In the event of damage to the Leased Premises or to the Building affecting access or services essential to the conduct of business in the Leased Premises and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of 10 days, then

              (i) unless the damage was caused by the misuse, fault, negligence of the Tenant or its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased Premises are again reasonably capable of use and occupancy as aforesaid, Base Rental and Additional Rent shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

              (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided herein, it being understood that the Tenant shall have the obligation to repair and replace all Leasehold Improvements and all Tenant's trade fixtures) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which repairs by the Tenant ought to have been completed with reasonable diligence; and

       (b) if either the entire or substantially all of the Leased Premises, or premises whether of the Tenant or other tenants of the Building comprising in the aggregate 50% or more of the Rentable Area of the Building are substantially damaged or destroyed by any cause to such an extent in the reasonable opinion of the Landlord cannot be repaired or rebuilt within 160 days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within 30 days after the occurrence of such damage or destruction terminate this Lease in which event neither the Landlord nor the Tenant shall be bound to repair as provided herein and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within 60 days after delivery of such notice of termination and rent shall be apportioned and paid to the date upon which possession is so delivered up (but, subject to any abatement to which the Tenant may be entitled under paragraph
              (a) of this clause 4.2 by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair described in 4.2 (a) (ii)) shall repair such damage with reasonable diligence.


ARTICLE 5.00 - TAXES AND OPERATING COSTS

5.1 Net Net Lease. The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net net lease to the Landlord, except as expressly herein set out, that the Landlord is not responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof or the business carried on therein, except as expressly set out herein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises, except as expressly set out herein.

5.2 Landlord's Tax Obligations. The Landlord covenants with the Tenant, subject to the provisions herein, to pay all Taxes promptly when due to the taxing authority or authorities having jurisdiction.

5.3    Tenant's Tax Obligations. The Tenant covenants with the Landlord:

       (i) to pay promptly when due to the taxing authority or authorities having jurisdiction all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed in respect of any and every business carried on by the Tenant, subtenants, licensees, or other occupants of the Leased Premises or in respect of the use or occupancy thereof (including license fees);

       (ii) to pay promptly to the Landlord when demanded or otherwise due hereunder:

              (1) all Taxes charged in respect of all Leasehold Improvements and trade fixtures and all furniture and equipment made, owned or installed by or on behalf of the Tenant in the Leased Premises as Additional Rent;

              (2) if by reason of the act, election or religion of the Tenant or any subtenant, licensee or occupant of the Leased Premises, the Leased Premises or any part of them shall be assessed for the support of Separate Schools, the amount by which the Taxes so payable exceed those which would have been payable if the Leased Premises had been assessed for the support of Public Schools; and

              (3) the Tenant's Proportionate Share of Taxes as Additional Rent in the manner stipulated herein; and

       (iii) notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord, at such times and in such manner as the Landlord may direct, without duplication, an amount equal to all goods and service taxes, sales taxes, value-added taxes or any other taxes imposed with respect to Base Rental, Additional Rent or other amounts payable by the Tenant to the Landlord under this Lease, howsoever such taxes are characterized. The amount payable by the Tenant hereunder shall not be deemed to be Base Rental or Additional Rent but the Landlord shall have all of the same rights and remedies for recovery of same as it has for recovery of Base Rental and Additional Rent hereunder.

       Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

5.4 Method of Payment of Taxes. The Tax payments required to be made by the Tenant to the Landlord under the provisions of 5.3 (ii) herein shall be estimated by the Landlord, and the Tenant shall pay to the Landlord in addition to the monthly payments of Base Rental hereinbefore reserved, one-ninth of the estimated annual tax payments in the months of January to September, both inclusive, in each calendar year with an adjustment being made when the property tax bill respecting the Building is received by the Landlord for each year. The Tenant shall within sixty (60) days of being invoiced pay to the Landlord such additional sums as may be required in order that out of such monthly additional payments, the Landlord may pay the whole amount of the annual taxes payable by the Tenant as the installments thereof fall due; and if the monthly additional payments so paid by the

       Tenant to the Landlord exceed in total the Tenant's Proportionate Share of the annual property tax bill with respect to the Building and Lands of which the Leased Premises form part, then the excess shall be adjusted by the Landlord in favour of the Tenant by applying such excess on account of the next ensuing rental payments due (following the issue of the yearly statement) and such next ensuing rental payments shall be reduced by such excess accordingly, unless it is the last year of the Term, in which case, such excess shall be paid by the Landlord to the Tenant which obligation to pay shall survive any termination of this Lease or expiration of the Term. The Landlord shall forward to the Tenant copies of all notices or tax bills relating to the imposition of property taxes or other charges required hereunder to be paid as to part or all thereof by the Tenant. In the event that the Landlord is unable to obtain or determine a separate allocation of taxes payable by the Tenant under this Lease, the Landlord shall have the right to make an allocation, but shall be obligated to act reasonably and not arbitrarily.


5.5 Operating Costs. During the Term of this Lease, the Tenant shall pay to the Landlord its Proportionate Share of Operating Costs. Prior to the commencement of the Term of this Lease and the commencement of each fiscal period selected by the Landlord thereafter which commences during the Term the Landlord shall estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate. The amount so estimated shall be payable in equal monthly installments in advance over the fiscal period or broken portion thereof in question, each such installment being payable on each monthly rental payment date provided in clause 2.3. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included with the Term, the appropriate adjustment in monthly payments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Costs and the Tenant's Proportionate Share thereof, in which event the Landlord shall notify the Tenant in writing of such re-estimate and fixed monthly installments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for installments paid by the Tenant on the basis of the previous estimate or estimates, the Tenant's entire Proportionate Share of Operating Costs will have been paid during such fiscal period or broken period thereof. As soon as practicable after the expiration of each fiscal period the Landlord shall make a final determination of Operating Costs and the Tenant's Proportionate Share thereof for such fiscal period or (if applicable) broken portion thereof and shall provide a statement to the Tenant and the parties shall make the appropriate readjustment. Each 12 month period ending December 31st shall be deemed to be an accounting year for adjusting the said Operating Costs and within 120 days after the end of each such accounting year, the Landlord shall compute the said costs for such accounting year and the Proportionate Share of the Tenant therefor and shall submit to the Tenant a statement to reflect the Operating Costs specifically permitted under this Lease, and the said Proportionate Share thereof shall be borne by the Tenant. To the extent that the Tenant's Proportionate Share of such costs for such accounting year shall be greater than the total amount actually paid by the Tenant by said monthly payments in respect of such year the difference shall be paid by the Tenant to the Landlord within thirty (30) days after receipt by the Tenant of such statement. Any excess payments shall be applied by reducing the next ensuing rental payment(s) by the amount of such excess, unless it is the last year of the Term, in which case, such excess shall be paid by the Landlord to the Tenant which obligation to pay shall survive any termination of this Lease or expiration of the Term. The said accounting period may be modified by the Landlord if reasonably necessary. The Tenant may not claim a readjustment in respect to the Tenant's Proportionate Share of Operating Costs based upon any error of assessment, determination or calculation thereof unless claimed in writing prior to the expiration of one year after the fiscal period to which the Operating Costs relate.

5.6 Payment of Additional Rent. Any Additional Rent provided for under this Lease unless otherwise provided herein, shall become due with each instalment of monthly Base Rental.

ARTICLE 6.00 - UTILITIES AND ADDITIONAL SERVICES

6.1 Water and Telephone. The Landlord shall furnish appropriate openings for bringing telephone services to the Leased Premises and shall provide hot and cold water to washrooms in the Leased Premises and to washrooms available for the Tenant's use in common with others entitled thereto.

6.2 Electricity. The Tenant shall pay throughout the Term promptly to the Landlord (unless paid directly to Hydro authorities pursuant to separate billing) as Additional Rent when demanded:

       (i) the cost of electric light and power supplied to the Leased Premises monthly based on the electric light and power requirements of the Tenant on a pro rata basis as determined from time to time during the Term by the Landlord acting reasonably; and

       (ii) the cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the cost of replacement of electric light bulbs, tubes, starters and ballasts used to replace those installed at the commencement of the Term. Such cleaning, maintaining, servicing and replacement shall be within the exclusive right of the Landlord. It is understood and agreed that the costs described in this sub-section
              (ii) shall be charged to the Tenant as an Additional Service payable upon receipt of invoice from the Landlord.

6.3 Additional Services. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning service to the Leased Premises and Common Area Facilities required by the Tenant which are additional to those required to be provided by the Landlord hereunder, including the Additional Services which the Landlord agrees to provide by arrangement, and to supervise the moving of furniture or equipment of the Tenant in and out of the Building where such moving of furniture or equipment would be disruptive to the normal business of the Building, and the making of repairs or alterations conducted within the Leased Premises affecting Base Building, building systems or Leasehold Improvements. The reasonable cost of Additional Services provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time within thirty (30) days following receipt of invoices therefor from the Landlord. Costs of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs.

ARTICLE 7.00 - ASSIGNING AND SUBLETTING

7.1 Assignments and Sublettings. The Tenant covenants with the Landlord that it will not assign, sublet, license or part with the possession of the Leased Premises or any part thereof, or share the occupation of the Leased Premises, or any part thereof, without the consent of the Landlord in writing first had and obtained such consent not to be unreasonably or arbitrarily withheld or delayed. Provided that as a condition of the granting of its consent, the Landlord may require any assignee, subtenant, licensee or occupant of the Leased Premises to execute an agreement whereby he, it or they attorn to and become the tenants of the Landlord as if he, it or they had executed this Lease, or, except in the case of an absolute assignment of this Lease, to execute an acknowledgement that all the sublessee's or undertenant's estate, right and interest in and to the Leased Premises absolutely terminates upon the surrender, release, disclaimer or merger of this Lease notwithstanding the provisions of the Landlord and Tenant Act of Ontario, R.S.O. 1980, Chapter 232 and amendments thereof with specific reference to Paragraphs 21 and 39 (2) thereof, or other similar statute. The Tenant shall furnish to the Landlord copies of any assignment, sublease, license or other agreement herein contemplated. Notwithstanding any other provision in this section, no assignment, subletting, licensing or parting with possession of the Leased Premises shall in any way release or be deemed to release the Tenant (or any guarantor hereof) from their obligations under the terms of this Lease. Provided further that the proposed assignee, subtenant, licensee or occupant of the Leased Premises shall be required to provide financial statements or other financial information as the Landlord may require. It is agreed that the Landlord may consider in determining whether to grant consent among other matters, the following: the personal and business history of the proposed assignee, occupant, sublessee and its key employees. The Tenant agrees to pay the reasonable legal fees of the Landlord's solicitor relating to the preparation of the Landlord's consent, and determination as to whether to give the consent.

       If by sale, transfer or other disposition of its shares, the control of the Tenant is altered so that 51% of the shares are transferred in any manner, then same shall be deemed as an assignment and the provisions of this paragraph shall apply. The Tenant covenants and agrees to advise the Landlord forthwith if such a transfer is contemplated. This provision shall not apply if the Tenant is a public company.

       Notwithstanding the foregoing, the Tenant shall not be required to obtain the consent of the Landlord in the event of a sublease or assignment to any of its parent, subsidiaries, or affiliated companies (within the meaning of the Ontario Business Corporations Act, as amended or replaced from time to time) provided the Tenant provides the Landlord at least fifteen (15) days prior written notice and provided further that the assignee or sublessee signs an acknowledgement In the Landlord's standard form that it will be bound by all the terms and conditions of this Lease. Furthermore, upon Landlord's acceptance of the sublessee or assignee as such, the Tenant shall not be released from any obligations under this Lease.

       In the event of any subletting by the Tenant by virtue of which the Tenant receives rent in the form of cash, goods, services or other considerations from the subtenant which is higher than the rent payable hereunder to the Landlord for the premises so sublet, the Tenant shall pay any such excess to the Landlord, in addition to all rent and other costs payable hereunder, for the period of time during which the said subtenant remains in possession of the premises sublet to it.

       If the Tenant herein shall receive from any assignee of this Lease, either directly or indirectly, any Consideration (as hereinafter defined) for the assignment of this Lease, either in the form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to such Consideration to the Landlord and same shall be deemed to be further Additional Rent hereunder. For greater certainty and notwithstanding the foregoing, "Consideration" shall only include actual consideration received by the Tenant (in the form of cash, goods or services) for the assignment of the Tenant's interest in the Lease only and shall not include any consideration received by the Tenant for any assignment, transfer or sale of the Tenant's business or the Tenant's other assets, whether related to, located at or associated with the Leased Premises or the business of the Tenant conducted therein.

       In calculating whether there is any additional consideration payable by an assignee or sublessee as hereinbefore provided, no deduction shall be made for any commission payable to any agent or other party.

       If the Landlord has granted to the Tenant, named on page 1 of this Lease, any first rights of refusal, exclusive rights or options to lease additional space or to purchase, it is agreed and understood that upon the Tenant assigning, subletting, licensing or parting with possession of the Leased Premises or any part thereof, the aforesaid rights referred to shall automatically become null and void.

       Notwithstanding the above provisions, within ten (10) business days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant to, if the request is to assign this Lease or sublet the whole of the Leased Premises, cancel and terminate this Lease, or to, if the request is to sublet a part of the Leased Premises only, cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be ninety (90) days following giving of such notice. However, if such notice of termination is given by the Landlord, the Tenant shall have five (5) days from receipt thereof to withdraw the request for consent, in which event, the notice of termination shall be nullified. If the request for consent is not withdrawn by the Tenant as aforesaid, then the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Base Rental and Additional Rent shall be apportioned and paid to the date of surrender and, if only a part of the Leased Premises is surrendered, Base Rental and Additional Rent shall, after the date of surrender, abate proportionately. If the Landlord does not elect to terminate as aforesaid and if consent to sublease or assign will be granted, the Tenant may assign or sublet, as the case may be, only upon the terms and to the party set out in the offer submitted to the Landlord as aforesaid.

ARTICLE 8.00 - FIXTURES AND IMPROVEMENTS

8.1 Installation of Fixtures and Improvements. The Tenant shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval which the Landlord shall not unreasonably delay or withhold. In making, erecting, installing or altering any Leasehold Improvements the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord and in no event shall it alter or interfere with window coverings (if any) installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. All work to be performed in the Leased Premises shall be performed by reputable contractors approved by the Landlord. The Landlord reserves the right to require the Tenant to utilize the contractor(s) of the Landlord where Base Building, building systems and/or warranties may be affected provided the Landlord agrees that charges by such contractors shall be in keeping with that which an arms length contractor would charge. The cost of all such work shall be estimated by the Landlord in advance and such estimate approved by the Tenant prior to work commencing. All such work shall be performed at the Tenant's expense and the Tenant shall be responsible for application and payment of all fees in connection with any permits required. All such work shall be subject to inspection by and the reasonable supervision of the Landlord, as an Additional Service, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord. The Landlord shall be entitled to supervise the work and charge the Tenant a reasonable supervision fee. The Tenant shall be obligated to pay any reasonable consultant's fees incurred by the Landlord for review and approval of plans for construction of any nature after the Commencement Date as Additional Rent. The Landlord shall not charge any fees to review any plans and specifications save and except for reasonable out-of-pocket expenses including third party consultants.

 8.2 Liens and Encumbrances on Fixtures and Improvements. In connection with the making, erection, installation or alteration of Leasehold Improvements and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the Construction Lien Act (Ontario) and other statutes from time to time applicable thereto and shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or to the Building and Common Area Facilities. If and whenever any construction or other lien for work, labour, services or materials supplied to or for the Tenant for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sales agreement or other encumbrance shall attach, the Tenant shall within ten (10) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy hereunder and may make any payments required to procure the discharge of any such liens or encumbrances and shall be entitled to be reimbursed by the Tenant as provided herein and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defense.

 8.3 Removal of Fixtures and Improvements. All Leasehold Improvements in or upon the Leased Premises shall immediately upon the expiry of the Term or earlier termination of this Lease, be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or earlier termination of the Term except that (1) the Tenant shall at the end of the Term remove its trade fixtures, and (2) the Tenant shall remove its furniture and equipment at the end of the Term and may remove its furniture and equipment during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises by the installation and removal. Provided that upon the termination of this Lease, the Tenant, if requested by the Landlord, shall restore the interior of the Leased Premises to its former condition immediately prior to the installation of such alterations or changes, including the restoration of such standard fixtures as may have been installed by the Landlord, and if not so requested, any such changes or alterations shall become the property of the Landlord, or alternatively, the Tenant shall install such comparable fixtures and materials as may then be in use. Notwithstanding any of the foregoing provisions or any other provisions in this Lease, it is understood and agreed that the Tenant shall not be required to remove those Leasehold Improvements approved by the Landlord prior to their construction.

8.4 Occupational Health and Safety. The Tenant covenants and agrees that it will ensure that a comprehensive and rigorous health and safety program to protect workers in the Leased Premises is implemented to ensure that no accidents or injuries occur in connection with the performance of any Tenant's work. The Tenant will indemnify the Landlord in respect of all claims, infractions, prosecutions, alleged infractions, losses, costs and expenses and any fines or proceedings relating to fines or other offenses under all occupational health and safety and any similar legislation that might be brought, or imposed against or suffered by the Landlord or any of its officers, directors and employees in connection with the performance of any Tenant's work. Without limiting the obligations set out above in this Section 8.4, the Tenant will do at least the following:

       (a) ensure that all obligations imposed by statute, law or regulation on "constructors" or other persons completing or co-ordinating any Tenant's work are diligently and properly completed;

       (b) co-operate with the Landlord in having any Tenant's work designated as a separate project so that the Landlord does not incur any obligations as a constructor or obligations similar to those of a constructor at law or by regulation imposed in connection with the performance of any Tenant's work;

       (c) comply with all directions that the Landlord may give to the Tenant in connection with the performance of any Tenant's work having regard to construction health and safety requirements; and

       (d) provide to the Landlord whatever rights of access, inspection, and whatever information, documents and other matters the Landlord requires in order to ensure that the Tenant's obligations under this Section are complied with.

ARTICLE 9.00 - INSURANCE AND LIABILITY

9.1 Landlord's Insurance. The Tenant will during the whole of the Term hereby granted as part of Operating Costs, pay its Proportionate Share of all premiums with respect to insurance to be placed by the Landlord and described in this Section 9.1. The Landlord agrees to maintain during the Term, insurance coverages as follows:

       (i) Property of Every Description (Building and Equipment) against the perils of "All-Risks", under form providing coverage at least equivalent to Commercial Building Broad Form I.A.O. Form No. 700 including "Building By-Laws Endorsements", and to be insured for the Replacement Value, without allowance for depreciation and Stated Amount, and with no co-insurance requirement;

       (ii) "Rental Income" for the gross annual rental income on "All-Risks" basis, as provided under Commercial Building Broad Form I.A.O. Form 700 including "Building By-Laws Endorsements", providing coverage at least equivalent to I.A.O. Profits Form No. 551 with an eighteen (18) month indemnity period;

       (iii) Broad Form Boiler and Machinery Policy on a blanket and replacement basis with limits for each accident in an amount not less than the replacement cost of the Building containing the Leased Premises and which shall cover all boilers, pressure vessels, air conditioning equipment and miscellaneous electrical apparatus owned by the Landlord and which shall include PCB coverage. It shall also include "Rental income" for the full gross annual income equivalent to I.A.O. Profits Form No. 551 with an eighteen (18) month indemnity period. This policy should also provide "Building By-Laws Endorsements";

       (iv) "General LiabIlity Insurance" on a Comprehensive Form and on an "occurrence" basis without deductible with retroactive coverage against claims for Personal and Bodily Injury and Death and/or Property Damage occurring upon or about the Leased Premises and for a limit no less than $5,000,000.00 inclusive for one occurrence; and

       (v) such other insurance coverage or coverages as a prudent owner of a first class office building would obtain for protection respecting loss of, or damage to the Building, the Lands or the Leased Premises, or liability arising therefrom.

       All such insurance coverages shall be kept and maintained by the Landlord, and in no event shall the coverage be less than the amount required by any institution then holding a mortgage on the Building and Common Area Facilities. The Tenant shall pay to the Landlord, as part of Operating Costs, its Proportionate Share of the Landlord's insurance. The Tenant shall not do or permit to be done any act or thing whereby insurance coverage, premiums or any of them hereinbefore contemplated, may be increased or cancelled by the insurer, or the Leased Premises shall be rendered uninsurable, and if by reason of any act done or permitted or omission, as the case may be, by the Tenant, the said insurance coverage, premiums or any of them shall be increased, then the Tenant, if it shall fail to rectify the event giving rise to the increased premium after written notice thereof from the Landlord, shall be liable to pay all of such increase in premium, with respect to the entire coverages, and this notwithstanding that the Tenant occupies only a portion of the Building covered by such insurance coverages, and if the Leased Premises shall be rendered uninsurable, or if the said insurance coverages, or any of them, shall be cancelled by reason of any act or omission as the case may be by the Tenant and shall not be susceptible of being replaced, after the Landlord's reasonable efforts under the circumstances to do so, then the Landlord, after giving the Tenant at least fourteen (14) days written notice within which to replace insurance coverage or coverages shall, at its absolute discretion, have the right to determine that the term hereof has expired and in such event the Tenant shall deliver up possession of the Leased Premises as if the Term of this Lease had expired.

       PROVIDED that no act required to be done by the Tenant nor any payment required to be made by the Tenant, including reimbursements of insurance premiums paid by the Landlord, shall relieve the Tenant from any liability for damage incurred by the Landlord as result of any act or omission of the Tenant.

       If any other tenant of the Building has his own insurance premiums increased by his insurers as a result of the use or occupation by the Tenant herein of the within Leased Premises, the Tenant covenants and agrees with the Landlord after written notice thereof, to pay the additional cost forthwith upon demand as Additional Rent.

       The Landlord's insurance policy shall contain a waiver of subrogation in favour of the Tenant or those for whom the Tenant is in law responsible.

 9.2 Agents. The Tenant acknowledges, covenants and agrees that every right, exemption from liability, defense and immunity of whatsoever nature applicable to the Landlord or to which the Landlord is entitled hereunder shall also be available and shall extend to protect every such agent of the Landlord acting (in the course of or in connection with his employment or otherwise) and for the purposes of all of the foregoing provisions of this clause, the Landlord is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of persons who are or might be his servants, employees or agents from time to time.

 9.3 Tenant's Insurance. The Tenant covenants to insure and to keep insured during the whole of the Term, with an insurance company or companies in good standing and upon terms and conditions all satisfactory to the
       Landlord:

       (i) "All-Risks" insurance upon all property owned by the Tenant or for which it is legally liable or installed or affixed by or on behalf of the Tenant and which is located in the Building including, without limitation, furniture, fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a Leasehold Improvement made or installed by or on behalf of the Tenant in an amount equal to the full replacement cost thereof; if there is a dispute as to the amount which comprises full replacement cost the decision of the Landlord's Architect shall be conclusive;

       (ii) all parties hereto on a Comprehensive Form for bodily injury and property damage, general liability coverage arising out of the use, maintenance or repair of the Leased Premises and/or the business of the Tenant or any subtenant, licensees or occupiers of the Leased Premises; such insurance shall be for a limit of not less than $2,000,000.00 inclusive for any one occurrence, or such higher limits as the Landlord, acting reasonably, or any mortgagee requires from time to time, and shall contain a severability of interest clause, and a cross liability clause;

       (iii) glass coverage for the replacement of all glass broken, cracked or damaged in, on and about the Leased Premises; and

       (iv) any other form of insurance that the Landlord or any mortgagee may reasonably require, from time to time in form, amounts and for insurance risks acceptable to the Landlord and any mortgagee.

       The Tenant covenants and agrees to provide the Landlord with evidence of insurance as required under this provision. Such evidence shall be by way of a certified copy of the policy if available in timely fashion or failing which a certificate of insurance at such time or times as the Landlord may require. The Tenant agrees to provide same to the Landlord forthwith after notice has been given by the Landlord to the Tenant of its request. The Tenant's policy shall contain a waiver of subrogation in favour of the Landlord and those for whom the Landlord is in law responsible.

 9.4   Limitation of Landlord's Liability. The Tenant agrees that:

       (i) save and except for any injury, loss, damages, costs or expenses arising as a result of the negligence of the Landlord or those for whom the Landlord is in law responsible, the Landlord shall not be liable for any bodily injury or death of, or loss or damage to any property belonging to the Tenant or its employees, invitees, or licensees or any other person in, on or about the Building and Common Area Facilities howsoever occurring and save and except for any injury, loss, damages, costs or expenses arising as a result of the negligence of the Landlord or those for whom the Landlord is in law responsible, in no event shall the Landlord be liable for:

              (1) any damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or Common Area Facilities or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant;

              (2) any act or omission (including theft or malfeasance) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, maintenance, supervision or any other work in or about the Leased Premises or the Building or Common Area Facilities; and

              (3) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant; and

       (ii) save and except for any injury, loss, damages, costs or expenses arising as a result of the negligence of the Landlord or those for whom the Landlord is in law responsible, the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body have jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator.

              Respecting any negligent act referred to in this Section 9.4, the Landlord's liability shall be limited to the amount of proceeds of insurance it has received in respect thereto or would have received if it had maintained insurance as required under this Lease.

 9.5 Indemnity of Landlord. The Tenant agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

ARTICLE 10.00 - SUBORDINATION,  ATTORNMENT AND CERTIFICATES

 10.1 Subordination and Attornment. The Tenant agrees that this Lease and all the rights of the Tenant hereunder are subject and subordinate to all mortgages now or hereafter existing (including deeds of trust and all instruments supplemental thereto) which may now or hereafter affect the Building or Common Area Facilities and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that the Tenant whenever requested by any mortgagee (including any trustee under a deed of trust and mortgage) shall attorn to such mortgagee as the Tenant upon all the terms of this Lease. Subject to the foregoing, the Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee such instrument of subordination or attornment, as the case may be, as may be required of it. At the Tenant's cost and request, the Landlord will use its reasonable commercial efforts to obtain a non-disturbance agreement from existing or future encumbrancers.

 10.2 Certificates. The Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee [including any trustee under a deed of trust and mortgage] designated by the Landlord) a certificate in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rent payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

ARTICLE 11.00 - EVENTS OF DEFAULT AND REMEDIES

11.1 Events of Default and Remedies. In the event of the happening of any one of the following events (hereinafter referred to as a "Default"):

       (a) the Tenant shall have failed to pay an instalment of Base Rental or of Additional Rent or any other amount payable hereunder when due and such default shall be continuing for a period of more than two (2) days after written notice by the Landlord to the Tenant of the amount due;

       (b) there shall be a default of or with any condition, covenant, agreement or other obligation on the part of the Tenant to be kept, observed or performed hereunder (other than the obligation to pay Base Rental, Additional Rent or any other amount of money) and such Default shall be continuing for a period of more than ten
              (10) days after written notice by the Landlord to the Tenant specifying the Default and requiring that it discontinue;

       (c) if any policy of insurance upon the Building or any part thereof from time to time affected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant, after receipt of notice in writing from the Landlord, shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance;

       (d) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased or occupied or by any persons whose occupancy is prohibited by this Lease;

       (e) the Leased Premises shall be vacated or abandoned, or remain unoccupied, without the prior written consent of the Landlord for seven (7) consecutive days or more while capable of being occupied;

       (f) the balance of the Term of this Lease or any of the goods and chattels of the Tenant located in the Leased Premises, shall at any time be seized in execution or attachment; or

       (g) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or, if a corporation, shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence; or a trustee, receiver or receiver-manager or agent or other like person shall be appointed of any of the assets of the Tenant;

       the Landlord shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise:

       (i) to remedy or attempt to remedy any Default of the Tenant, and in so doing to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other things therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such Default shall be payable by the Tenant to the Landlord on demand;

       (ii) with respect to unpaid overdue Rent, to the payment by the Tenant of the Rent and of interest (which said interest shall be deemed included herein in the term "Rent") thereon at a rate per annum equal to three percent (3%) above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank from the date upon which the same was due until actual payment thereof and the maximum amount allowed under the laws of the jurisdiction in which the Building is located;

       (iii) to terminate this Lease forthwith by leaving upon the Leased Premises or by affixing to an entrance door to the Leased Premises notice terminating the Lease and to immediately thereafter cease to furnish any services hereunder and enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding; and

       (iv) to enter the Leased Premises as agent of the Tenant and as such agent to re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and upon giving ten (10) days' written notice to the Tenant to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises upon the account of the Rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

11.2   Payment of Rent, etc. on Termination.

       (a) Upon the giving by the Landlord of a notice in writing terminating this Lease under sub-paragraph 11.1 (iii) of this paragraph, this Lease and the term shall terminate, Rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination forthwith, and there shall immediately become due and payable forthwith in one lump sum, the next immediately ensuing three (3) months' Rent (calculated as if full Base Rental and Additional Rent are owing and not giving credit for any scheduled free Rent period). Upon termination of this Lease and the Term, the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord, without compensation to the Tenant, and the Landlord may forthwith re-enter and take possession of them.

       (b) The Tenant shall pay to the Landlord on demand all reasonable costs and expenses, including reasonable lawyers' fees and disbursements incurred by the Landlord in enforcing any of the obligations of the Tenant under this Lease.

       (c) The Tenant shall pay to the Landlord, for any monetary Default, interest at a fixed rate per annum equal to the most favourable rate which the Landlord's principal bank will lend money on prime loans to commercial customers at the date when interest commences to run plus three percent (3%) per annum. Such interest shall run from the due date of such sum without the necessity of a demand until payment and shall be compounded semi-annually.

11.3 Renunciation. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress.

ARTICLE 12.00 - MISCELLANEOUS

12.1 Registration. The Tenant agrees with the Landlord not to register this Lease, but nevertheless if the Tenant desires to register a notice of this Lease, the Landlord agrees to execute a notice or acknowledgement, if required, sufficient for the purpose in such form as the Landlord and Tenant mutually approve provided in no event shall rental rates of this Lease be shown.

12.2 Notice. Any notice required or contemplated by any provision of this Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the Landlord or by facsimile transmission or mailed by prepaid registered mail addressed to the Landlord at 3650 Victoria Park Avenue, Suite #500, North York (Toronto), Ontario, M2H 3P7, and if to the Tenant, either delivered to the Tenant (or to an officer of the Tenant if the Tenant is a firm or corporation) or by facsimile transmission or mailed by prepaid registered mail addressed to the Tenant at the Leased Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid in Canada, upon the day when it was mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address in Canada as the address to which notices are to be mailed to it.

12.3 Extraneous Agreements. The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease and in any agreement to Lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

12.4 Construction. All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though the said provision had never been included. The headings and marginal sub-headings of clauses and sub-clauses are for convenience of reference and are not intended to limit, enlarge or otherwise affect their meanings.

12.5 Non-Waiver. No condoning, excusing or overlooking by the Landlord or the Tenant of any default, breach or non-observance by the Tenant or the Landlord, as the case may be, at any time or times in respect of any covenant, agreement, proviso or condition herein contained shall operate as a waiver of the Landlord's or the Tenant's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord or the Tenant in respect of any such continuing or subsequent default or breach and no waiver shall be inferred or implied by anything done or omitted by the Landlord or the Tenant save only express waiver in writing.

12.6 Accord and Satisfaction. No payment by the Tenant or receipt by the Landlord of a lesser amount than the Base Rental and Additional Rent from time to time due shall be deemed to be other than on account of the earliest stipulated Base Rental and Additional Rent due, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment of Base Rental or Additional Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Base Rental or Additional Rent or pursue any other remedy provided in this Lease.

12.7 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

12.8 Time of the Essence. Time shall be of the essence of this Lease and every part hereof.

12.9 No Partnership. Nothing contained herein shall be deemed or construed by the parties hereto, nor any third party, as creating the relationship of principal and agent, or a partnership, or a joint venture between the parties hereto, it being understood and agreed that none of the provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

12.10 Force Majeure. Except as herein otherwise expressly provided, if and whenever and to the extent that the Landlord shall be prevented, delayed or restricted in the fulfilment of any obligations hereunder other than because of a lack of financial resources on the part of the Landlord, in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing by reason of strikes or work stoppages or being unable to obtain any material, service, utility or labour required to fulfill such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence, other than because of a lack of financial resources on the part of the Landlord, the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfilment thereof and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

12.11 Contra Proferentem. The Parties acknowledge and agree that both parties have participated in the drafting of this Lease, and any rule of law providing that ambiguities shall be construed against the drafting party, shall be of no force or effect.

12.12 Planning Act. This Lease is expressly conditional upon compliance with the land division provisions of the Planning Act R.S.O. 1990 (as it may be amended from time to time), if applicable.

12.13 Access. The Tenant, its employees, invitees and customers and persons connected with the Tenant (subject and except as in this Lease provided) shall have the right in common with others entitled thereto from time to time to use the parking areas, driveways, walkways, lawns, ramps (if any) and other Common Areas in and about the Building from time to time. The Tenant shall not unreasonably block or in any manner hinder the Landlord, other tenants or other persons claiming through or under them or any of them who may be authorized by the Landlord to utilize the Common Areas from so doing. The Landlord may, acting reasonably, from time to time permit the Tenant to have the exclusive use of portions of the parking area which forms part of the Common Areas and to permit other tenants or other persons to have exclusive use of portions thereof.

12.14 Transfers by the Landlord. The Landlord at any time and from time to time may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Leased Premises or in the Building and lands of which the Leased Premises form a part, at any time and from time to time, may enter into any mortgage of the whole or any of its interest in the Building and Lands or in the Leased Premises. If the party acquiring such interest shall have agreed to assume and so long as it holds such interest, to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall, thereupon be released from all of its covenants and obligations under this Lease.

       The Landlord may assign its rights under this Lease to a lending institution as collateral security for a loan. If such assignment is made and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord this Lease shall not be cancelled or modified for any reason whatsoever except as provided for by the terms hereof or by law without the consent in writing of such lending institution.

12.15 Occupancy Permit. Provided further that notwithstanding the Commencement Date of the Lease as hereinbefore set out, the Tenant shall not be permitted to enter into possession of the Leased Premises until the Tenant has obtained at its sole expense, an occupancy permit from the proper governmental authority. The Landlord, in its sole discretion, may waive this provision. Provided further, the Tenant agrees to use its best efforts to obtain same prior to occupancy.

12.16 Leased Premises. Save and except for any work to be performed by the Landlord as specifically set out herein, the taking of possession of the Leased Premises by the Tenant shall be conclusive evidence that the Tenant accepts the Premises in an "as is" condition and that the said Leased Premises were in good and satisfactory condition at the time possession was so taken.

12.17 Successors and Assigns. This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the permitted successors and assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or a female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenants shall be deemed joint and several. All obligations of the Tenant or the Landlord under this Lease shall be deemed to be covenants whether or not expressed as same. No rights of the Tenant in this Lease shall be deemed to be personal, but shall accrue to the benefit of the Tenant's successors, permitted subtenants and assigns.

12.18 Area Determination. In the event that any calculation or determination by the Landlord of the Rentable Area of any premises (including the Leased Premises) or the Building is disputed or called into question by the Tenant, it shall be calculated or determined by the Landlord's architect from time to time appointed for the purpose, whose certificate shall be conclusive and the cost of such certificate shall be borne by the Tenant and the Landlord equally.

ARTICLE 13.00 - OTHER PROVISIONS

13.1 Common Areas. The Tenant acknowledges that the Common Area Facilities are at all times subject to the exclusive control and operation of the Landlord, and the Landlord shall have the right to construct improvements, alterations and additions thereto and to relocate the various facilities thereon.

13.2 Parking. The Landlord shall provide the Tenant with surface parking at a ratio of four (4) stalls per 1,000 square feet of rentable space leased during the initial Term and any subsequent extension terms free of charge. The Tenant further acknowledges that the parking facilities in the Common Area Facilities are on a non-exclusive "first come", "first serve basis" and may be altered or diminished during the term or extension thereof and the manner in which access is permitted may be altered.

13.3 Window Coverings. The Tenant acknowledges that as at the date of this Lease the Landlord does not intend to require the Tenant to install and maintain window coverings. Provided however, that the Landlord shall have the right at any future time to prescribe a uniform pattern for window coverings to be utilized in the Leased Premises. In the event the Landlord so prescribes same, the Tenant shall permit the Landlord to install window coverings at the cost of the Tenant which cost or the current portion thereof shall form part of Operating Costs. Until such time, no window coverings may be installed or utilized by the Tenant without the written consent of the Landlord, which consent may be unreasonably or arbitrarily withheld.

13.4 Extension. Provided that the Tenant is not habitually in default under the terms of this Lease and the Tenant is not in material default at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Term hereof, upon written request of the Tenant, grant to the Tenant an extension of this Lease for a further period of five (5) years (the "Extension Term") upon the same terms and conditions as contained herein, save as to the Base Rental rate, save as to the Leasehold Improvement allowance, save as to any Landlord's Work and save as to any further right of extension and in an "as-is" condition. Provided always that the

       Tenant shall have given to the Landlord 180 days' notice in writing before the expiration of the Term of its desire to have such extension. The Base Rental rate for the Extension Term shall be at the then current market rate for premises of comparable type, location and condition and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rental rate for the Extension Term by 120 days prior to the maturity date, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect or refuse to name its arbitrator in the time specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The Arbitrators shall have all the power given by the Arbitrations Act of Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

       In no event shall the Base Rental for the Extension Term be less than the highest Base Rental payable under the original Term thereof.

       If the award of the arbitrators is not given before the commencement date of the Extension Term, then the Tenant shall commence paying rent at the market rate as determined by the Landlord together with Additional Rent, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the Extension Term.

       Interest at the rate set out herein shall be calculated monthly on the difference between the Base Rental paid by the Tenant and the actual amount awarded by the arbitrators and shall be paid forthwith upon demand when the arbitrators' decision has been made.

       The extension of lease form shall be prepared by the Landlord at the Tenant's cost and the Tenant covenants and agrees to pay to the Landlord said costs forthwith upon demand.

 13.5  Leasehold Improvement Allowance

       The Landlord shall provide and pay to the Tenant a leasehold improvement allowance on or before the Commencement Date in the amount of $6.25 per rentable square foot plus G.S.T. for the first 5,000 square feet and $26.25 per rentable square foot plus G.S.T. for the balance of the Premises (collectively the "Leasehold Improvement Allowance").

 13.6  Leasehold Improvements

       Any Leasehold Improvements shall be completed by the Tenant at its own cost, subject to approval by the Landlord of all plans and specifications,  such  approval  not  to be  unreasonably  withheld.  The
       Landlord shall not charge any fees to review such plans and specifications save and except for reasonable out of pocket expenses.

       The Landlord shall act as General Contractor in completing the Leasehold

       Improvements. The Landlord shall ensure that all work be completed in a good and efficient manner and in compliance with all applicable building and fire codes. The Landlord's fee for completing the Leasehold Improvements shall not exceed 8% of the cost of construction. The Landlord shall tender out all construction work to a minimum of three (3) subcontractors and shall make available in writing to the Tenant upon reasonable request all costs, fees, and permits etc. relating to such construction. Further, the Landlord shall deliver the completed Leased Premises to the Tenant no later than December 15, 1999, subject to Force Majeure and delay caused directly or indirectly by the Tenant.

 13.7  Base Building

       Subject to Force Majeure and delay caused directly or indirectly by the Tenant, the Landlord at its sole cost and expense shall ensure that all Base Building items are completed prior to the Commencement Date, in accordance with the Development Schedule attached hereto as Schedule "E". Base Building shall include, but not necessarily be limited to the exterior walls including drywall complete with skim coat painted with primer, washroom, stairs, lobby, common ground floor service rooms, electrical distribution for lighting purposes, sprinkler drops to suit Tenant's final plan, fully operational HVAC up to an including main high pressure line, all life safety systems in the Leased Premises, and sealed concrete floor.

       The Landlord shall also provide skylights in the Leased Premises in areas designated by the Tenant on plans submitted to the Landlord, subject to final approval of the Landlord.

       Further, the Landlord will ensure that all of the above shall conform to all current building and fire codes, laws, rules and regulations.

       Attached hereto as Schedule "D", is a complete performance specification outlining the construction of the Base Building and what is to be included as part of the Base Building.

 13.8  Signage

       The Landlord will allow the Tenant at the Tenant's sole cost to erect a ground level podium sign, subject to all requisite municipal approvals and design, size and placement of said signage to be mutually agreed upon between the Landlord and the Tenant, both parties acting reasonably.

       The Landlord further agrees to use its best commercial efforts, subject to any rights granted to other tenants, and subject to municipal approval and at the Tenant's sole cost, to allow the Tenant exterior fascia mounted corporate signage on the face of the Building, the design, size and placement of same to be mutually agreed upon between the Landlord and the Tenant, both acting reasonably.

       If any current northern exterior fascia mounted corporate signage (the "Additional Signage Lights") become available at any time from execution of this Lease and throughout the Term, the Landlord will notify the Tenant of such availability and the Tenant will have seven (7) business days from receipt of notification to accept or decline the Additional Signage Rights.

       In addition, the Tenant at its sole cost shall have the right to erect exclusive corporate signage on a Building podium with prominent exposure to Highway 401, in the Building directory, and/or near the main entrance doors to the Leased Premises. The design of such signage is to be agreed upon between the Landlord and the Tenant, both parties acting reasonably, and subject to compliance with municipal authorities.

13.9   Year 2000 Compliance

       The Landlord will ensure that any services it is personally obligated to provide to the Tenant under the terms of this Lease which involve or are dependent upon any computer hardware or software or any other automated equipment or devices are, or will be by December 31, 1999, millennium compliant such that there will be no interruption of service to the Tenant. The Tenant acknowledges that the Landlord cannot be held responsible for provision of services or products beyond its control (eg. Hydro).

 13.10 24-Hour Access

       It is understood and agreed that the Tenant, its employees and invitees shall have the right, subject to emergencies, and reasonable security regulations, twenty-four (24) hours per day, seven (7) days per week throughout the Term and any extension term(s), to have access to the Premises and parking facilities for the Building and to use the common areas of the Building and the property for its intended purposes in common with others entitled thereto. The foregoing access to the Premises shall include, but not be limited to, continuous supply to the Tenant of electric power, hot and cold running water, heating, air conditioning, lighting within the Premises and elevator services to the Premises as outlined in the Lease.

       The Tenant acknowledges that the Additional Rent estimates of Operating Costs and Utilities contained in this Lease are based on normal operating hours of 7:00 am to 6:00 p.m., Monday to Friday (Statutory Holidays excepted) and that any after hours access will affect said estimates. Tenant agrees to provide reasonable notice to the Landlord when it requires after hours HVAC.

13.11  Riders

       The Riders attached form part of the within Lease.

IN WITNESS  WHEREOF the Landlord and Tenant have executed this Lease.


              AIRPORT  CORPORATE CENTRE OFFICE PARK INC.


              Per:         Name Illegible
                  --------------------------------------------
                 (I/We have authority to bind the Corporation)

              CERTICOM CORP.


              Per:        /s/ B. MacInnis
                  --------------------------------------------
                  (I/We have authority to bind the Corporation)

                                  SCHEDULE "A"

Part of Block 5, Plan 43M-793, designated as Parts 3,4,5,8,9 and 10, on Plan 43R -18324 City of Mississauga, in the Regional Municipality of Peel.

The Parties acknowledge that the above parcel contains lands in excess of that required for the Property and that this schedule will be replaced with a new schedule when a new reference plan is registered on title delineating the lands that are intended to comprise the subject Property.

                                  SCHEDULE "B"



                        [ FOURTH FLOOR PLAN MAP OMITTED ]

                                  SCHEDULE "C"

                              RULES AND REGULATIONS

The Rules and Regulations may differentiate between different types of businesses in the Building but the Rules and Regulations will be adopted and promulgated by the Landlord acting reasonably and in such manner as would a prudent Landlord of a reasonably similar office building. The Tenant's failure to keep and observe the Rules and Regulations now or from time to time in force constitutes a default under this Lease in such manner as if the same were contained herein as covenants. The Landlord reserves the right from time to time to amend or supplement the Rules and Regulations applicable to the Leased Premises or the Building as in the Landlord's absolute and unfettered discretion are from time to time needed for the safety, care, cleanliness and more efficient operation of the Building and for the preservation of good order therein. Notice of the Rules and Regulations and amendments and supplements, if any, shall be given to the Tenant and the Tenant shall thereupon comply with and observe all such Rules and Regulations provided that no Rules and Regulations shall contradict any terms, covenants and conditions of this Lease. The Rules and Regulations as at the Commencement Date are as follows:

1. The Tenant shall not place any debris, garbage, trash or refuse or permit same to be placed or left in or upon any part of the Building outside of the Leased Premises and the Tenant shall not allow any undue accumulation of any debris, garbage, trash or refuse in or outside of the Leased Premises.

2. The Landlord shall permit the Tenant and the Tenant's employees and all Persons lawfully requiring communication with them to have the use during such hours as the Landlord deems reasonable in common with others entitled thereto of the main entrance and stairways, corridors, elevators or other mechanical means of access leading to the Leased Premises. At times other than during such hours as the Landlord deems reasonable the Tenant and the employees of the Tenant shall have access to the Building and to the Leased Premises only in accordance with the Rules and Regulations and shall be required to satisfactorily identify themselves and to register in any book which may at the Landlord's option be kept by the Landlord for such purpose. If identification is not satisfactory, the Landlord is entitled to prevent the Tenant or the Tenant's employees or other Persons lawfully requiring communication with the Tenant from having access to the Building. In addition, the Landlord is not required to open the door to the Leased Premises for the purpose of permitting entry therein to any Person not having a key to the Leased Premises.

3. The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use the washrooms on the floor of the Building on which the Leased Premises are situated or, in lieu thereof, those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

4. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during such hours as the Landlord deems reasonable.

5. The sidewalks, entrances, passages, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of all parts of the Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entrances, corridors and passages not within the Leased Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it deems advisable, provided that ingress to and egress from the Leased Premises is not unduly impaired thereby.

6. The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its absolute and unfettered discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms, to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only by prior arrangement with the Landlord. No Tenant shall employ anyone to do its moving in the Building other than the staff of the Building, unless permission to employ anyone else is given by the Landlord and the reasonable cost of such moving shall be paid by the Tenant. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators except during hours approved by the Landlord.

 7. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Two keys shall be supplied to the Tenant for each entrance door to the Leased Premises and all locks shall be standard to permit access to the Landlord's master key. If additional keys are requested, they must be paid for by the Tenant. No one, other than the Landlord's staff will have keys to the outside entrance doors of the Building.

 8. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. The Tenant shall not (a) let the water run unless it is in actual use, (b) deface or mark any part of the Building, (c) drive nails, spikes, hooks or screws into the walls or woodwork of the Building, or (d) bore, drill or cut into the walls or woodwork of the Building in any manner or for any reason.

 9. No one shall use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

10. The Tenant shall not permit any cooking or any heating of any foods or liquids in the Leased Premises,* without the written consent of the Landlord.

11. Canvassing, soliciting and peddling in or about the Building and in the parking facilities of the Building are prohibited.

12. It shall be the duty of the Tenant to assist and co-operate with the Landlord in preventing injury to the Leased Premises.

                  *other than the heating of foods or liquids by microwave or similar device as is normal and typical for office premises,

13. No flammable oils or other flammable, dangerous or explosive material save those approved in writing by the Landlord's insurers shall be kept or permitted to be kept in the Leased Premises.

14. No bicycles or other vehicles shall be brought within the building without the consent of the Landlord.

15. No animals or birds shall be brought into the Building without the consent of the Landlord.

 16. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Leased Premises or the Building or permit the delivery of an food or beverage to the Leased Premises,* without the approval of the Landlord,** or in contravention of any regulations fixed or to be fixed by the Landlord. Only Persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering foods or beverages to the Leased Premises.
                           * other than normal take-out food,
                           ** which approval shall not be unreasonably withheld,

 17. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord.

 18. The Tenant shall not cover or obstruct any of the skylights and windows that reflect or admit light into any part of the Building except for the proper use of approved window coverings.

 19. Any hand trucks, carryalls, or similar appliances used in the Building with the consent of the Landlord, shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord requires.

 20. The Tenant shall not place or maintain any supplies, merchandise or other articles in any vestibule or entry of the Leased Premises, on the footwalks adjacent thereto or elsewhere on the exterior of the Leased Premises or the Building.

 21. The Tenant shall not commit or suffer or permit to be committed any waste upon, or damage to, or disfiguration of the Leased Premises or any nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building or which unreasonably disturbs or interferes with or annoys any Person, nor perform any acts or carry on any practices which may damage the building.

 22. The Tenant shall not refer to the Building by any name other than that designated from time to time by the Landlord, nor use such name for any purpose other than that of the business address of the Tenant, provided that the Tenant may use the municipal number of the Building assigned to it by the Landlord instead of the name of the Building.

 23. The Tenant shall not install or allow on the Leased Premises any transmitting device, nor erect any aerial on the roof of the Building or on any exterior walls of the Leased Premises. Any such installations shall be subject to removal by the Landlord without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

24. The Tenant shall not use any travelling or flashing lights or signs or any loudspeakers, television, phonographs, radio or other audio-visual or mechanical devices in a manner so that they can be heard or seen outside of the Leased

       Premises. If the Tenant uses any such equipment without receiving the prior written consent of the Landlord, the Landlord shall be entitled to remove such equipment without notice at any time and such removal shall be done and all damage as a result thereof shall be made good, in each case, at the cost of the Tenant, payable as Additional Rent forthwith on demand.

25. The Landlord shall have the right to restrict access to the elevators for move-in and move-out purposes. The Tenant shall consult prior to taking or giving up occupation of the Leased Premises in order to obtain an elevator schedule from the Landlord.

26. If the Tenant requires the supply of water, electricity, heating, air conditioning or any other utility or service after the normal hours during which the Landlord supplies same or on a weekend or holiday, the Tenant shall purchase its requirements for those utilities or services from the Landlord and the Tenant shall pay to the Landlord as Additional Rent forthwith upon demand the cost of same at the rates current from time to time set by the Landlord.*

27. There shall be no smoking allowed in any part of the Building including the Leased Premises and all public areas which shall include, but not be limited to washrooms, elevators, elevator lobbies, common area hallways, stairwells, etc.

       * The Tenant acknowledges that in order for the Tenant to requisition the supply of utilities after the hours that the Landlord normally supplies same, notice will have to be given to the Landlord's representative at least one (1) hour prior to 5:00 p.m. Monday through Friday (excluding Statutory Holidays). The Tenant shall be obligated to give not less than one (1) hour's notice during such time periods and if notice is given outside of such time periods or during Statutory Holidays, the Tenant shall be obligated to pay any out-of-pocket expenses which the Landlord incurs in order to turn on the supply of utilities.

                                  SCHEDULE "D"

                           5520 & 5560 EXPLORER DRIVE
                              MISSISSAUGA, ONTARIO
--------------------------------------------------------------------------------
                                 SPECIFICATION
                                  BASE BUILDING
--------------------------------------------------------------------------------
                                      INDEX
                                      -----

DESCRIPTION                                                              SECTION
-----------                                                              -------
GENERAL DESCRIPTION & CLARIFICATIONS ...................................    1
SITE WORK ..............................................................    2
CONCRETE ...............................................................    3
MASONRY ................................................................    4
METALS .................................................................    5
WOOD & PLASTIC .........................................................    6
THERMAL & MOISTURE PROTECTION ..........................................    7
DOORS& WINDOWS .........................................................    8
FINISHES ...............................................................    9
SPECIALTIES ............................................................   10
EQUIPMENT ..............................................................   11
FURNISHING AND FIXTURES ................................................   12
SPECIAL CONSTRUCTION ...................................................   13
CONVEYING SYSTEMS ......................................................   14
MECHANICAL .............................................................   15
ELECTRICAL .............................................................   16
TENANT IMPROVEMENTS ....................................................   17


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------


 1.1   GENERAL DESCRIPTION

       i.    OFFICE:               o  25,000 sq. ft. (approx,) per floor times 4 floors
                                   o  9 ft. clear to ceiling, all floors
                                   o  10 ft. clear to ceiling, ground floor lobby
                                   o  Smooth, white precast concrete and reflective
                                      glass facade
                                   o  30ft. x 30ft. bays

       ii.   GFA:                  o  100,000 sq. ft.

       iii.  SITE:                 o  Fully landscaped including all service connections.
                                   o  4 car per 1,000 sq.ft. rentable

       iv.   OCCUPANCY:            o  Group "D"
                                   o  Based  on  the  Ontario   Building   Code,
                                      current revision.

       v.    SCOPE OF WORK:        o  All materials, labour, Building Permits, Fees &
                                      Deposits, Occupancy Permit, applicable taxes,
                                      design costs, inspection and testing costs.
                                   o  GST is additional  to any quoted;  purchase
                                      prices,  optional costs, unit rates,  lease
                                      rates, etc.

 1.2   GENERAL CLARIFICATIONS

       i.    DESIGN:               Shall comply with the requirements of  the local
                                   Municipal Building Codes and By-Laws in effect at
                                   date of the execution of the contract, including
                                   ASHRAE 90.1


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------

       ii.   ENGINEERING:          All of the architectural and professional engineering
                                   fees for the complete design and supervision of the
                                   facilities, including but not limited to:
                                   o  Geotechnical
                                   o  Quality control
                                   o  Architectural
                                   o  Structural
                                   o  Mechanical
                                   o  Electrical
                                   o  Sprinkler Protection
                                   o  Landscape

       iii.  WORK EXCLUDED:        (Tenant supplied items)
                                   o  Communication systems
                                   o  Data networks
                                   o  Special floor loading (not specified)
                                   o  Process  services  and/or  equipment  (not specified)
                                   o  Security systems
                                   o  Department of Labour Approval
                                   o  Furniture and furnishings

       iv.   WORKMANSHIP           o  Materials used shall be new and free from
             & GUARANTEES:            defects.
                                   o  All work shall meet industry standards for
                                      detail and quality.
                                   o  All  workmanship  and material  guaranteed
                                      for a period of one (1) year from the date
                                      of substantial completion.

2 SITE WORK

                                   Excavation and backfill for foundations.

                                   Complete   underground  storm  drain  system,
                                   sanitary sewer system,  domestic water system
                                   and natural gas connection.


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------

                                   Municipal water and sewer connection charges included.

                                   Firemain and yard hydrants to meet applicable fire code.

                                   Landscaping (trees, shrubs, pavers for patio, design,
                                   borders, etc.) included  to Municipal standards.

                                   No.1 grade sod for front yard. Three (3) inch of
                                   topsoil throughout.

                                   Irrigation system for landscaped areas.

                                   Heavy duty asphalt throughout trucking areas.

                                   Concrete curbs, sidewalks and curb cuts.

3            CONCRETE

                                   Foundation to suit site conditions.

                                   48  inch   (Forty-Eight)   high   formed  and
                                   poured-in    place,    reinforced    concrete
                                   dockwall.

                                   Office Floors:

                                   o  4 inch slab on grade  with one coat of cure
                                      and  seal  on  ground   floor

                                   o  reinforced concrete,  poured  in  place  for all  floors above grade to accommodate a live load of 100 psf.
                                      (including 20 lb. partition load)

                                   Minimum under slab granular fill materials to be 8"

                                   Poured  in  place  elevator  shaft  and  core walls.

                                   Precast concrete stairs.

                                   Uninsulated   concrete   panels   for  office fascia.


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------

4            MASONRY

                                   o  block wall for service areas

5            METALS

       i.    STRUCTURAL STEEL:     Framing to roof screen(s).

                                   Fabrication   and  erection  to  comply  with
                                   C.S.A.  Specifications  S-16 and inspected by
                                   an independent company.

                                   Structural steel to received one shop coat of red oxide primer.

       ii.   MISCELLANEOUS:        o  stair handrails

       iii.  METAL SIDING:         o  26 gauge flat metal siding to roof screen painted
                                      to match windows.
                                   o  26 GA coloured roof flashings.
6            WOOD & PLASTIC
                                   Washroom vanities.

7            THERMAL AND MOISTURE PROTECTION

       i.    ROOFING:              Built-up with vapour barrier, 4 ply asphalt and gravel.
                                   FM Class 1 materials, I60 rating.

                                   Installation inspected by independent company.

       ii.   INSULATION            To meet ASHRAE 90.1 energy standards.

                                                      Insulation Value
                                                      ----------------
                                   Walls                  R12
                                   Roof                   R20


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------

8            DOORS AND WINDOWS

       i.    METAL DOORS           Insulated hollow metal doors in hollow metal frames
             AND FRAMES            (HMPS) on exterior to code (in numbers and location).

                                   Uninsulated HMPS for interior of Service Rooms, washrooms and stairs.

       ii.   OVERHEAD DOORS:       1 total 8' x 10' steel, insulated, manually operated,
                                   truck-level doors.

       iii.  GLAZING:              Office glazing to be thermally broken clear anodized
                                   frames with double  sealed units (clear glass
                                   inside, reflective outside).

                                   Full height mirrors over vanities.

9            FINISHES

       i.    OFFICE:               Painted insulated drywall on 3 5/8" studs, full height
                                   for perimeter walls, lobby.

                                   1/2 inch painted drywall on 3 5/8" metal studs with
                                   sound insulation, full height for washrooms.

                                   20" x 60" acoustic ceiling at 9 ft height.

       ii.   PAINTING:             3 coats latex on: all misc, steel, stairs, washrooms,
                                   overhead doors, epoxy drywall.

       iii.  FLOORING:             Ceramic washrooms, granite/quarry lobby.


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------

10           SPECIALTIES

       i.    WASHROOM              Plastic laminate ceiling mounted partitions for each
             PARTITIONS:           stall.

       ii.   WASHROOM              Double toilet paper dispensers in each stall.
             ACCESSORIES:

                                   Recessed combination paper towel dispenser / disposal in each washroom.

                                   Surface mount soap dispenser for each basin.

                                   Sanitary   napkin  disposal  in  each  female
                                   washroom stall.

 11    EQUIPMENT

       i.    DOCK PACKAGE:         Dock bumpers, dock levelers (27,000 lb., 6 ft. x 6 ft.
                                   platform, mechanically operated).

       ii.   PROCESS:              Excluded are Client supplied process items such as:
                                   kitchen, cafeteria, water treatment, refrigeration, air
                                   filters, dust collection, waste collection, compaction
                                   equipment, cranes, make up air and exhaust, etc.

12           FURNISHINGS AND FIXTURES

                                   Excluded

13           SPECIAL CONSTRUCTION

                                   Excluded


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------
14           CONVEYING SYSTEMS
                                   3 total, 150 fpm. hydraulic elevators, 3000 lb. one 10
                                   ft. cab for freight.

                                   Granite/quarry flooring to match lobby.

 15          MECHANICAL

       i.    PLUMBING:             Complete plumbing system with wall hung fixtures for
                                   eight washrooms as follows:

                                                Gr. Floor             2nd Floor
                                                ---------             ---------
                                                M      F              M     F

                                   Water        2      4              3     5
                                   closets
                                   Urinal       2     --              3     --
                                   Basin        6      4              4      5
                                                (vanity)              (Vanity)

       ii.   FIRE PROTECTION:      Light hazard including fire hose cabinet.

                                   Excluded are: loop main, smoke vents,  foam, chemical
                                   or CO(2) systems.

       iii.  HEATING AND           All finished office areas are to be heated by gas fired,
             AIR-CONDITIONING:     electric cooling, packaged rooftop units. Unit
                                   selections shall conform to the following design
                                   criteria:

                                   o  Summer Design: indoor 24(degrees)C at 30(degrees)C outside ambient temperature.
                                   o  Winter Design: Indoor 24(degrees)C at -20(degrees)C outside ambient temperature.
                                   o  Minimum Fresh Air Rate: 20 cfm. Per person, based on 150 square foot per person


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------
                                   o  Internal Lighting Load: 1.5 watts per square foot*

                                   o  Office Equipment Load: 3.0 watts per square foot

                                   Control system to be Variable Volume and Temperature (V.V.T.). All internal rooftop unit control components required for the V.V.T.
                                   control system interface and the main trunk ductwork greater than 36" x 16" and the Master controllers, supplemental electric baseboard heaters shall be provided under the base building.

16           ELECTRICAL
                                   Main service to be 1600 amp., 3 phase, 600 volt
                                   service, taken from Public Utilities pad mounted
                                   transformer.

                                   Hydro utility charges included.

                                   Subtransformation and branch wiring is included to
                                   service:

                                      o  600v  equipment  (RTU,  door  openers)

                                      o  347v lighting

                                      o  120v  distribution part of Section 17.0 (capacity
                                          to provide 3 watts/s.f. "clean" power and 2
                                          watts/s.f. "regular" power available at each floor)

                                   Telephone outlets (part of Section 17.0).

                                   The following illumination is provided:

                                   Office:
                                   o 50 fc. In ceiling by fluorescent*
                                   o 35 fc. In washrooms by fluorescent

                                   Fire alarm included.

                         * or as modified as per agreement between Landlord  and
                           Tenant


BASE BUILDING SPECIFICATION                                               MENKES
--------------------------------------------------------------------------------
 PROJECT:     5520 & 5560 EXPLORER DRIVE, MISSISSAUGA, ONTARIO
                                                                  MARCH 30, 1999
--------------------------------------------------------------------------------

                                   Exterior building and parking lot lighting to Municipal standards.

                                   Emergency lighting by battery packs to code requirements to suit open floor.

17           TENANT IMPROVEMENTS

       17.1  OFFICE FINISHES:      The Unfinished Office Premises (excludes exit stairs,
                                   main lobby, washrooms) shall be improved via a
                                   Tenant Improvement Allowance as set out in the
                                   Lease which shall provide for:
                                    o  Partitioning
                                    o  Special ceilings
                                    o  Special lighting
                                    o  Floor coverings
                                    o  Wall coverings
                                    o  Power distribution
                                    o  HVAC Distribution and controls
                                    o  Power and Raceways for Communication
                                    o  Security
                                    o  Doors and frames
                                    o  Hardware
                                    o  Millwork
                                    o  Miscellaneous  plumbing  fixtures
                                    o  Interior design
                                    o  Permits and Municipal Fees
                                    o  Management Fees

                                           SCHEDULE "E"

                                       DEVELOPMENT SCHEDULE

JULY 15, 1999              Final Space Plan approved by Certicom

AUGUST 6, 1999             Equipment Lists, Power and Data requirements provided
                           by Certicom

SEPTEMBER 3,1999           Final Interior Working Drawings approved by Certicom,
                           ready for tender

                           - Details and finish materials
                           - Complete mechanical and electrical

SEPTEMBER 28, 1999         Submit  Construction Cost  Summary to  Certicom for
                           approval

OCTOBER 1, 1999            Final Approval of Construction Costs by Certicom  and
                           Direction to proceed

OCTOBER 18, 1999           Start Construction of Interior Finishes

DECEMBER 15, 1999          Substantial Completion
                           (Ready to start furniture and equipment installation)

                                    SCHEDULE "F"
                                    ------------


                  [ SITE PLAN - PHASES 1 AND 2 MAP OMITTED ]

                                     SCHEDULE "G"

                           EXCLUSIONS FROM OPERATING COSTS

There shall also be deducted or excluded, as the case may be, from the costs, taxes, premiums, fees, outlays and expenses referred to in the definition of Operating Costs, the following:

       (i) all income tax or similar taxes, corporation taxes, profits taxes, excess profits taxes, place of business taxes, gift taxes, estate taxes, succession taxes, inheritance taxes, franchise taxes, land transfer taxes and non-resident sales taxes, business taxes (other than those business taxes specifically payable by the Tenant pursuant to this lease) and any other taxes personal to the Landlord other than capital taxes;

       (ii) ground rent (if any), amortization and interest on and capital retirement of debt, affecting all or any of the lands and building;

       (iii) all recoveries which reduce the expenses incurred by the Landlord in operating, repairing and maintaining the lands and building (including the common areas and facilities) received by the Landlord from tenants as a result of any act, omission, default or negligence of such tenants or by reason of a breach of such tenants of provisions in their respective leases;

       (iv) any amounts directly chargeable to other tenants in the building for services, costs and expenses solely attributable to the accounts of such tenants;

       (v) any loss or damage to all or any part of the building or any personal injury for which the Landlord is or ought to have been insured under the terms of this lease;

       (vi) any cost or expense which is normally treated in accordance with generally accepted accounting principles as being of a capital nature which shall be amortized over useful life of the item and charged to the Tenant in accordance with G.A.A.P. as part of the Operating Costs;

       (vii) costs recovered by the Landlord in exercising the Landlord's construction warranties;

       (viii) commissions, advertising costs, the costs of any market research, traffic consumer attitude study or legal expenses in connection with leasing the building or any part thereof;

       (ix) all penalties or carrying charges relating to late payment of taxes and any capital, interest or other carrying charges on any mortgages or equipment head or land lease or equipment lease payments or other financing with respect to the building or any part thereof;

       (x) all fines, suits, claims, demands, actions, costs, charges and expenses of any kind or nature for which the Landlord is or may become liable by reason of any negligent or wilful acts or omissions to act on the part of the Landlord or those for whom it is in law responsible or by reason of any breach or violation or non-performance by the Landlord of any covenant, term or provision contained in the leases and other agreements entered into by the Landlord in respect of the building or the lands;

       (xii) the expenses incurred by the Landlord in respect of installation or removal of any tenant's improvements or any sum paid by the Landlord to any tenant in the building for any tenant allowance;

       (xiii) all work to the leased premises or the building or any part thereof made necessary by the Landlord's non-compliance with governing codes, by-laws, regulations and ordinances relating to the construction by the Landlord of the building or the Leased Premises; and

       (xiv) the cost of construction and reconstruction of the building.

                                     RIDER 1

Notwithstanding the foregoing provisions or any other provision of this Lease, the Landlord shall provide the Tenant a gross Rent free period for the first 12 months of the Term on five thousand (5,000) square feet of Rentable Area, such that the Tenant shall not be obligated to pay Base Rental or Additional Rent for the first 12 months of the Term on five thousand (5,000) square feet of Rentable Area.

                               AMENDING AGREEMENT

THIS AMENDING AGREEMENT made this 25th day of April, 2000,

BETWEEN:

              AIRPORT CORPORATE CENTRE OFFICE PARK INC.

              (the "Landlord")

                                                               OF THE FIRST PART

AND:

              CERTICOM CORP.

              (the "Tenant")

                                                              OF THE SECOND PART

WHEREAS the Landlord and the Tenant entered into a Lease dated March 29th, 1999 (the "Lease") when the Tenant leased certain premises located at 5520 Explorer Drive, in the City of Mississauga (the "Premises") as more particularly set out in the Lease;

AND WHEREAS the Landlord has agreed to lease to the Tenant certain additional premises known as Suite 202 containing 5,344 square feet at 5520 Explorer Drive, in the City of Mississauga (the "Additional Premises");

AND WHEREAS the Landlord and the Tenant have agreed to enter into this Amending Agreement to amend the terms of the Lease in accordance with the terms herein;

NOW  THEREFORE   WITNESSETH  that  in  consideration  of  the  mutual  covenants hereinafter exchanged, the parties agree as follows;

1. The Landlord does hereby lease to the Tenant the Additional Premises for a term of five (5) years commencing June 1st, 2000 and expiring May 31st, 2005.

2. The Tenant covenants and agrees to pay to the Landlord as Base Rental, yearly and every year during the Term for the Additional Premises, the sum of $96,192.00 of lawful money of Canada in twelve equal monthly installments of $8,016.00 in advance, the first of such installments to become due and payable on the 1st of June, 2000. The Base Rental has been calculated on the basis of $18.00 per square foot of Rentable Area.

3. The Tenant shall be entitled to enter the Additional Premises immediately for completion of its Tenant improvements and shall not be obligated to pay any Base Rental or Additional Rent until June 1st, 2000.

4. The Landlord agrees to pay a one time cash payment of $20.00 per square foot of Rentable Area plus G.S.T. for the purpose of permitting the Tenant to perform its leasehold improvements. The payment shall be made upon completion of the Tenant improvements and receipt by the Landlord of:

       (a)    satisfactory evidence of completion;

       (b)    a Workmen's Compensation clearance;

       (c) evidence that there are no liens attached to the Additional Premises or the lands thereunder; and

       (d) subject to final inspection of the Additional Premises by the Landlord.

       The Landlord's payment shall be subject to any required holdback under the applicable legislation.

5. It is agreed that the Landlord and Tenant's Work will include those items in accordance with the attached Memorandum from Guy Belanger dated March 7th, 2000 and be in compliance with same and the tenant shall be bound to comply with the terms thereof. It is agreed that the Landlord will not charge supervision cost should the Tenant utilize the Landlord's base building engineers.

6. The Landlord and Tenant agree and acknowledge that the following provisions of the Lease are not applicable to the Additional Premises:
       13.5 (leasehold improvement  allowance),  13.6 (leasehold  improvements),
       13.7 (base building) and Rider 1.

7. The capitalized terms herein shall have the same meanings ascribed to them in the Lease unless specified otherwise herein.

8. The Landlord and the Tenant hereby agree that the definitions of "Leased Premises" and "Commencement Date" in Article 1.1 of the Lease are hereby deleted and replaced with the following:

       "Leased Promises" means approximately 25,248 square feet of Rentable Area on the fourth floor of the Building as outlined in red on the plans attached as Schedule "B".

       "Commencement Date" means December 25th, 1999.

9. The Landlord and the Tenant hereby agree that the first two paragraphs and the fourth paragraph of Article 2.3 of the Lease are hereby deleted and replaced with the following:

       THE TENANT SHALL PAY yearly and every year during the first five (5) years of the within Term the sum of $353,472.00 of lawful money of Canada in twelve (12) equal monthly installments of $29,456.00, in advance, the first of such installment to become due and payable on the Commencement Date (the "Base Rental").

       THE TENANT SHALL PAY yearly and every year during the last five (5) years of the within Term the sum of $403,968.00 of lawful money of Canada in twelve (12) equal monthly installments of $33,664.00, in advance, the first of such installment to become due and payable on the Commencement Date (the "Base Rental").

       The aforesaid annual Base Rental is calculated on the basis of the Rentable Area of the Leased Premises being 25,248 square feet at a rate of $14.00 for each square foot of Rentable Area per annum during the first five (5) years of the within Term and at the rate of $16.00 for each square foot of Rentable Area per annum during the last five (5) years of the within Term.

10. The Landlord and the Tenant agree that the terms of the Lease are amended as required to give full force and effect to the terms of this Amending Agreement.

11. The Landlord and the Tenant agree to execute such further and other documentation as may be necessary to give this Amending Agreement full force and effect.

12. This Amending Agreement shall enure to and be binding upon the respective successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the day, month and year noted above.


                                       AIRPORT CORPORATE CENTRE OFFICE PARK INC.


                                       Per: ____________________________________
                                               [Authorized Signing Officer]



                                       CERTICOM CORP.


                                       Per: ____________________________________
                                               [Authorized Signing Officer]

                                  SCHEDULE "A"

                  Memorandum from Guy Belanger dated March 7th, 2000.

March 7, 2000

Certicom Corporation
5520 Explorer Dr. -- 2nd Floor

Re: Tenant Improvements

The following base building work is in place:

Ceiling grid installed
Baseboard heaters installed
Sprinkler System installed
Supply only of light fixtures on floor within space
All mechanical and electrical rough-in

The only base building work not complete is the supply of ceiling tile



Specifications for Tenant Work:

All mechanical and electrical work must be designed by the base building engineers. It is the Tenant's responsibility to ensure that all OBC requirements are co-ordinated with the base building architect where applicable. A complete set of drawings including mechanical, electrical, architectural, and sprinkler must be approved by Menkes prior to the start of Construction.

It will be the Tenants responsibility to obtain and pay for all required permits. A copy of the permit must be forwarded to Menkes prior to the start of any construction.

It is our preference to use base building mechanical, electrical and sprinkler contractors. All contractors must be approved by Menkes before any work commences.

The base building distribution system including VVT zone dampers and controls supplied by Lennox must be used (same as 4th floor). Base building air troffers and perimeter air boots must also be used. VVT controls including base board heaters and tie-in to base building system must be implemented in accordance with base building control system. A portion of the controls related to this tenant space have already been installed. The value of this work is $5,500 + gst.

Menkes reserves the right to review the completed construction and direct the tenants to correct deficiencies to the landlords' satisfaction. Upon completion the tenant is to provide as built drawings approved by the base building engineers. Provide 2 prints and CAD files of each. The tenant is also to provide written confirmation from the City of Mississauga building department and fire department that all permit requirements are satisfied.